UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 10, 2023 (the "Annual Meeting"), the Company's shareholders voted as follows on the matters presented for a vote:

Proposal 1:	The nominees for election to the Board of Directors were elected, each for a one-year term expiring at next year's annual meeting, based upon the following votes:

Name	For	Against	Abstain	Broker Non-Votes
Gary C. Bhojwani	103,389,536	651,345	100,170	3,815,106
Archie M. Brown	103,887,272	170,122	83,657	3,815,106
Stephen N. David	94,438,610	9,598,117	104,324	3,815,106
David B. Foss	101,672,954	2,364,634	103,463	3,815,106
Mary R. (Nina) Henderson	102,811,476	1,235,864	93,711	3,815,106
Adrianne B. Lee	103,882,439	167,772	90,840	3,815,106
Daniel R. Maurer	92,108,038	11,835,146	197,867	3,815,106
Chetlur S. Ragavan	103,393,775	634,627	112,649	3,815,106
Steven E. Shebik	103,520,035	518,518	102,498	3,815,106

Proposal 2:	The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
100,303,582	3,477,352	360,117	3,815,106

Proposal 3:	The proposal, by non-binding advisory vote, on the frequency of future and advisory votes on executive compensation was voted upon as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
98,436,599	85,897	5,577,453	41,102	3,815,106
In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Board has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold votes on frequency at least once every six years.

Proposal 4:	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2023 was approved based upon the following votes:

For	Against	Abstain
104,207,552	3,656,038	92,567

Proposal 5:	The shareholder proposal to reduce the existing ownership threshold to request a special shareholders meeting was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
40,939,285	62,801,427	400,339	3,815,106

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 10, 2023
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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